                                                                  Exhibit 99

QUARTERLY REPORT

                                                                       CENTRA
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                                                     FINANCIAL HOLDINGS, INC.



                                                              SECOND QUARTER
                                                                        2003

TO OUR SHAREHOLDERS:

During the first six months of 2003, Centra increased earnings, achieved double-digit asset growth, continued to strengthen our capital position and continued to maintain a very high standard of loan quality.

Total assets grew $104 million from $203 million at June 30, 2002 to $307 million at June 30, 2003, an increase of 51%. Total loans grew $78 million from $152 million at June 30, 2002 to $230 million at June 20, 2003 an increase of 51%. This growth was made possible by $95 million increased deposits, which rose from $168 million at June 30, 2002 to $262 million at June 30, 2003, an increase of 57%. Net income improved from $180,000 in the second quarter of 2002 to $449,000 in the second quarter of 2003.

At June 30, 2003, total past due and nonperforming loans represented only $110,000 of a $230 million portfolio or .05%. Centra's allowance for loan losses at June 30, 2003 stood at a strong $3,220,000 or 1.4% of total loans.

In Morgantown, the progress of the Cheat Lake Area office construction continues with an opening date set for late August. In continuing our efforts to attract the most talented employees available, the management team of Jim King, Donna Scott and Cathy Rohr alone will bring 64 years of local banking experience at this new facility

In Martinsburg, we have secured property at the corner of Rt. # 11 and Rt. #51 in Inwood. Site plans for a full service banking office are currently being developed and construction will begin in the fourth quarter.

Both Cheat Lake and Inwood top the list of the most prosperous and fastest growing localities in West Virginia. While these expansions will create a negative short-term impact on earnings, we believe given the growth rates in these economies, that by locating there we can increase the bank's market share and earnings significantly over the coming years.

Additionally in Martinsburg, in a recent annual survey conducted by the Martinsburg Journal Newspaper, readers voted Centra Bank "Number One" for Best Bank, Best Mortgage Company and Best Mortgage Loan Officer (Joyce Kees) in the Tri-State Area. This is welcome feedback and demonstrates the advantages of our commitment to fully understanding and responding to our customers'needs.

To ensure our delivery of superior service to our customers, we continue to invest in technology. Centra has initiated an upgrade of our data processing systems as the record breaking growth that the bank has experienced has necessitated additional capacity. Our initial choice to provide state of the art technology has resonated with our employees and customers and helped us generate positive results.

The actions outlined above will strengthen the franchise significantly by continuing to propel our growth. Not just meeting, but exceeding our customers' expectations remains the focus of all associated with Centra. This, in turn, leads to enhanced satisfaction levels, deeper customer relationships and greater retention -- all strengthening our market position.

For certain, the hallmark of the company is to provide the type of banking where confidence brings you in and satisfaction brings you back.

Sincerely,


/s/ Douglas J. Leech

Douglas J. Leech
President & CEO

CENTRA FINANCIAL HOLDINGS, INC., AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF INCOME
(Dollars in Thousands, except Per Share Data)                Six Months Ended June 30,          Quarter Ended June 30,
                                                               2003             2002             2003             2002
INTEREST INCOME
  Loans,including fees                                      $    6,120       $    4,327       $    3,169       $    2,292
  Loans held for sale                                              162               77               96               30
  Securities available-for-sale                                    284              196              138              121
  Interest-bearing bank balances                                    13               12                7                3
  Federal funds sold                                               146               99               82               51
                                                            -------------------------------------------------------------
                         Total interest income                   6,725            4,711            3,492            2,497

INTEREST EXPENSE
  Deposits                                                       2,519            1,936            1,323              989
  Short-term borrowed funds                                         46               56               22               30
                                                            -------------------------------------------------------------
                        Total interest expense                   2,565            1,992            1,345            1,019
                                                            -------------------------------------------------------------
                          Net interest income                    4,160            2,719            2,147            1,478

  Provision for loan losses                                        847              393              502              258
                                                            -------------------------------------------------------------
  Net interest income after provision for loan losses            3,313            2,326            1,645            1,220

OTHER INCOME
  Service charges on deposit accounts                              292              155              148               93
  Other service charges and fees                                   223              135              127               75
  Secondary market income                                          803              305              520              143
  Other                                                             41               23               24               12
                                                            -------------------------------------------------------------
                           Total other income                    1,359              618              819              323

OTHER EXPENSE
  Salaries and employee benefits                                 1,920            1,200            1,008              602
  Occupancy expense                                                378              292              186              152
  Equipment expense                                                364              287              185              148
  Advertising                                                      150              104               88               50
  Professional fees                                                 74               73               49               28
  Data processing                                                  281              192              150              105
  Other                                                            644              541              349              278
                                                            -------------------------------------------------------------
                          Total other expense                    3,811            2,689            2,015            1,363

        Net income before income tax expense                       861              255              449              180

INCOME TAXES                                                       --               --               --               --
                                                            -------------------------------------------------------------
                                 Net income                 $      861       $      255       $      449       $      180
                                                            =============================================================

Basic earnings per share                                          0.37             0.15             0.19             0.10
Diluted earnings per share                                        0.35             0.14             0.18             0.10
Weighted average shares outstanding - basic                  2,320,550        1,678,831        2,320,550        1,756,302
Weighted average shares outstanding - diluted                2,447,132        1,804,111        2,450,550        1,881,582


CENTRA FINANCIAL HOLDINGS, INC., AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF CONDITION
(Dollars in Thousands, except Per Share Data)
                                                                           June 30,          June 30,
                                                                             2003              2002
ASSETS
     Cash and due from banks                                               $   2,603        $   9,063
     Interest-bearing deposits in other banks                                    948               54
     Federal funds sold                                                       25,137           11,795
                                                                           --------------------------
                         Total cash and cash equivalents                      28,688           20,912

     Available-for-sale securities,at estimated
     fair value (amortized cost of $35,368 in
     2003 and $23,236 in 2002)                                                35,526           23,275

     Loans,net of unearned income                                            229,958          152,078
     Allowance for loan losses                                                (3,220)          (1,819)
                                                                           --------------------------
                          Net loans                                          226,738          150,259

     Premises and equipment                                                    4,477            4,008

     Loans held for sale                                                       7,007            1,815

     Other Assets                                                              4,509            3,110
                                                                           --------------------------
                         Total assets                                        306,945          203,379
                                                                           ==========================

LIABILITIES
     Deposits
     Non-interest bearing                                                     32,356           28,338
     Interest-bearing                                                        230,019          139,258
                                                                           --------------------------
                         Total deposits                                      262,375          167,596

     Short-term borrowings                                                    15,986           11,479

     Other liabilities                                                         1,811              716
                                                                           --------------------------
                         Total liabilities                                   280,172          179,791

STOCKHOLDERS' EQUITY
     Preferred stock,$1 par value,1,000,000
        authorized,none issued
     Common stock,$1 par value,50,000,000                                      2,320            2,210
        authorized,2,320,550 and 2,209,552
        issued and outstanding
     Additional paid-in capital                                               25,419           23,931
     Accumulated deficit                                                      (1,061)          (2,592)
     Accumulated other comprehensive income                                       95               39
                                                                           --------------------------
                         Total equity                                         26,773           23,588
                                                                           --------------------------
                         Total  liabilities and stockholders' equity       $ 306,945        $ 203,379
                                                                           ==========================

                                                                       CENTRA
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                                                     FINANCIAL HOLDINGS, INC.


TOTAL ASSETS
(in thousands)

September         227,796
December          266,236
March             282,762
June              306,945


TOTAL LOANS
(in thousands)

September         167,575
December          186,737
March             207,961
June              229,958


TOTAL DEPOSITS
(in thousands)

September         185,135
December          214,868
March             238,799
June              262,375


QUARTERLY NET INCOME
(in thousands)

September             317
December              353
March                 412
June                  449

                                                                       CENTRA
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                                                     FINANCIAL HOLDINGS, INC.


                                   MORGANTOWN

         990 ELMER PRINCE DR.                        WHARF DISTRICT
             304-598-2000                             304-292-2000

                               BOARD OF DIRECTORS

                                 LAURENCE DeLYNN
                                Retail Consultant

                                ARTHUR GABRIEL(*)
                               Secretary/Treasurer
                             Gabriel Brothers, Inc.

                               DOUGLAS J. LEECH(*)
                       President & Chief Executive Officer
                         Centra Financial Holdings, Inc.
                                  & Centra Bank

                              ROBERT E. LYNCH, JR.
                                 Vice-President
                             Davis-Lynch Glass Co.

                                 PAUL F. MALONE
                                    Physician
                       President -- Morgantown ENT Clinic

                                 WILLIAM MALONEY
                                 Vice President
                             North American Drillers


                              MARK R. NESSELROAD(*)
                             Chief Executive Officer
                               Glenmark Associates

                               PARRY PETROPLUS(*)
                        President Petroplus & Associates

                                 MILAN PUSKAR(*)
                                    Chairman
                                Mylan Labs, Inc.

                                THOMAS P. ROGERS
                                 Chairman & CEO
                              Thoughtfulness, Inc.

                               PAUL T. SWANSON(*)
                                    Chairman
                          CWS Inc., and Swanson Plating

                                 RITA D. TANNER
                        Realtor; Dorsey & Kiger Realtors

                             BERNARD G. WESTFALL(*)
                             Retired President & CEO
                            WV United Health Systems


(*) Director of Centra Financial Holdings,Inc.


                                  MARTINSBURG

        300 FOXCROFT AVE.                         500 WILLIAMSPORT PIKE
          304-262-6500                                 304-260-9207

                               BOARD OF DIRECTORS

                              KENNETH L. BANKS, DDS
                                General Dentistry

                             JAMES W. DAILEY, II(*)
                                    President
                          W. Harley Miller Contractors

                                DEBORAH J. DHAYER
                                      Owner
                               Eddies Tire Service

                                  TERRY W. HESS
                                    President
                          Virginia Honey Company, Inc.

                                MICHAEL B. KELLER
                                    Attorney
                        Bowles Rice McDavid Graff & Love

                               DOUGLAS J. LEECH(*)
                       President & Chief Executive Officer
                         Centra Financial Holdings, Inc.


                              ROBERT A. McMILLAN(*)
                                    President
                         Jefferson Distributing Company

                               JOHN M. MILLER, III
                                      Owner
                           John Miller Orchard Company
                                  Vice-Chairman
                           Farmers & Mechanics Mutual
                                  Insurance Co.

                               JEFFREY S. PETRUCCI
                          President Heiston Supply Inc.

                                 D. SCOTT ROACH
                       President, R.M. Roach & Sons, Inc.

                             ROBERT S. STRAUCH, M.D.
                                     Surgeon



(*)Director of Centra Financial Holdings,Inc.